STARBOARD INVESTMENT TRUST

Cavalier Hedged High Income Fund

Supplement to the Prospectus and Summary Prospectus

May 13, 2019
This supplement to the Prospectus, dated October 1, 2018, and the Summary Prospectus, dated December 20, 2018, for the Cavalier Hedged High Income Fund (the “Fund”), a series of the Starboard Investment Trust (the “Trust”), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
The first paragraph of “Principal Investment Strategies” is replaced in its entirety with the following:
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of current income and real return by investing in other investment companies, including mutual and exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in portfolio securities based upon institutional research. The Fund may invest in Master Limited Partnerships (“MLPs”), Real Estate Investment Trusts (“REITs”), Limited Partnerships, and large capitalization equity securities, including preferred stocks, that the portfolio manager believes will generate income. The Fund may also directly invest in equities for investment purposes. The Fund is considered “diversified” under the 1940 Act.
The following risks are also added to “Principal Risks of Investing in the Fund” in the Summary Prospectus and in the Prospectus and “Principal Investment Risks for the Funds” in the Prospectus:

Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value in response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.

Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Preferred Equity Risk.  Preferred equity's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.

Investors Should Retain This Supplement for Future Reference